SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (date of earliest event reported):  May 6, 2004




                         CITIZENS COMMUNICATIONS COMPANY
             (Exact name of registrant as specified in its charter)


            Delaware                  001-11001              06-0619596
  (State or other jurisdiction       (Commission          (I.R.S. Employer
        of incorporation)            File Number)         Identification No.)

                                3 High Ridge Park
                           Stamford, Connecticut  06905
                    (Address of Principal Executive Offices)

                                 (203) 614-5600
               (Registrant's Telephone Number, Including Area Code)



                           No Change Since Last Report
                           ---------------------------
         (Former name or former address, if changed since last report)

ITEM 12.  Disclosure of Results of Operations and Financial Condition
          -----------------------------------------------------------

          On May 6, 2004, Citizens Communications Company issued a press release. A copy of the press release is attached hereto as Exhibit 99.1.

          The information in this Form 8-K and the Exhibits attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         CITIZENS COMMUNICATIONS COMPANY
                                  (Registrant)


                         By: /s/ Jerry Elliott
                             --------------------------------------------------
                             Jerry Elliott
                             Senior Vice President and Chief Financial Officer

Date: May 6, 2004

                                                 Exhibit 99.1


                                                 Citizens Communications
                                                 3 High Ridge Park
                                                 Stamford, CT 06905
                                                 203.614.5600
                                                 Web site: www.czn.net
--------------------------------------------------------------------------------
FOR IMMEDIATE RELEASE


Contacts:
Brigid M. Smith                     Michael A. Zarrella
Assistant Vice President            Vice President
Corporate Communications            Corporate Development
203.614.5042                        203.614.5179
bsmith@czn.com                      mzarrell@czn.com

                         Citizens Communications Reports
                           2004 First-Quarter Results

Stamford, Conn., May 6, 2004 -- Citizens Communications (NYSE: CZN) today reported first-quarter 2004 consolidated revenues of $558.5 million, consolidated operating income of $139.8 million, and consolidated net income of $42.9 million. Consolidated operating income reflects $4.6 million of expenses related to the company's ongoing review of financial and strategic alternatives and related compensation arrangements. Consolidated net income for the quarter also includes a pre-tax gain of $24.2 million related to the expiration of certain liabilities.

First-quarter 2004 revenue from the company's ILEC operations was $509.0 million, compared to $513.6 million in the first quarter of 2003. The decrease is due primarily to lower access services revenues, reduced long-distance revenue, loss of access lines and the sale of approximately 11,000 access lines in North Dakota in April 2003 (which had revenues of $2.1 million during the first quarter of 2003). These decreases were partially offset by continued increases in data and enhanced service revenues.

The company added a record 21,500 DSL customers during the quarter and had almost 142,000 DSL subscribers at March 31, 2004. The company's access line count, which does not take into account DSL subscriptions, decreased 10,800 lines during the quarter.

ILEC operating income for the first quarter of 2004 was $138.7 million and operating income margin was 27.3 percent.

Capital expenditures for the ILEC were $52.9 million for the first quarter of 2004.

First quarter 2004 revenue from Electric Lightwave totaled $39.8 million, operating income was $2.4 million, and capital expenditures were $1.8 million.


                                   --MORE--

The company produced free cash flow of $133.3 million and retired $93.6 million of debt during the first-quarter 2004 and ended the quarter with $648.0 million in cash. For the first-quarter 2004 the company reported net cash provided by operating activities of $207.2 million, net cash used in investing activities of $55.2 million, and net cash used in financing activities of $87.7 million. On April 1, 2004, the company closed its final utility sale with the completion of the sales of its Vermont Electric division. The company has completed its utility divestiture program, generating a total of $1.9 billion of proceeds, which exceeds the company's original estimate of $1.8 billion.

The company uses certain non-GAAP financial measures in evaluating its performance. These include free cash flow. A reconciliation of the differences between free cash flow and the most comparable financial measure calculated and presented in accordance with GAAP is included in the tables that follow. The non-GAAP financial measures are by definition not measures of financial performance under generally accepted accounting principles and are not alternatives to operating income or net income reflected in the statement of operations or to cash flow as reflected in the statement of cash flows and are not necessarily indicative of cash available to fund all cash flow needs. The non-GAAP financial measures used by the company may not be comparable to similarly titled measures of other companies.

The company believes that presentation of non-GAAP financial measures provides useful information to investors regarding the company's financial condition and results of operations because these measures, when used in conjunction with related GAAP financial measures, (i) together provide a more comprehensive view of the company's core operations and ability to generate cash flow, (ii) provide investors with the financial- analytical framework upon which management bases financial, operational, compensation and planning decisions, and (iii) presents measurements that investors and rating agencies have indicated to management are useful to them in assessing the company and its results of operations. Management uses these non-GAAP financial measures to plan and measure the performance of its core operations and its divisions measure performance and report to management based upon these measures. In addition, the company believes that free cash flow, as the company defines it, can assist in comparing performance from period to period, without taking into account factors affecting cash flow reflected in the statement of cash flows, including changes in working capital and the timing of purchases and payments.

Management uses these non-GAAP financial measures to (i) assist in analyzing the company's underlying financial performance from period to period, (ii) evaluate the financial performance of its business units, (iii) analyze and evaluate strategic and operational decisions, (iv) establish criteria for compensation decisions, and (v) assist management in understanding the company's ability to generate cash flow and, as a result, to plan for future capital and operational decisions. Management uses these non-GAAP financial measures in conjunction with related GAAP financial measures. The company believes that the non-GAAP financial measures are meaningful and useful for the reasons outlined above.



                                   --MORE--

While the company utilizes these non-GAAP financial measures in managing and analyzing its business and financial condition and believes they are useful to management and to investors for the reasons described above, these non-GAAP financial measures have certain shortcomings. In particular, free cash flow does not represent the residual cash flow available for discretionary expenditures, since items such as debt repayments are not deducted from such measure. Management compensates for the shortcomings of these measures by utilizing them in conjunction with their comparable GAAP financial measures. The information in this press release should be read in conjunction with the financial statements and footnotes contained in our documents to be filed with the U.S. Securities and Exchange Commission.


About Citizens Communications
More information about Citizens can be found at www.czn.net.
                                                -----------

This document contains forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the statements. These and all forward-looking statements (including oral representations) are only predictions or statements of current plans that are constantly under review by the company. All forward-looking statements may differ from actual results. The foregoing information should be read in conjunction with the company's filings with the U.S. Securities and Exchange Commission including, but not limited to, reports on Forms 10-K and 10-Q. The company does not intend to update or revise these forward-looking statements to reflect the occurrence of future events or circumstances.


                                       ###


TABLES TO FOLLOW


                         Citizens Communications Company
                           Consolidated Financial Data
                                   (unaudited)

                                                                             For the quarter ended
                                                             ----------------------------------------------------
                                                               March 31,          March 31,             %
(Amounts in thousands - except per-share amounts)                 2004              2003             Change
                                                             ---------------    --------------   ----------------

Income Statement Data
Revenue                                                           $ 558,468         $ 651,862               -14%
Cost of services (exclusive of depreciation and amortization)        57,064           113,219               -50%
Other operating expenses                                            214,867           234,422                -8%
Restricted stock based compensation                                   2,873             1,378               108%
Depreciation and amortization                                       143,858           138,548                 4%
Operating income                                                    139,806           164,295               -15%
Investment and other income, net                                     25,294            47,919               -47%
Interest expense (includes dividends on preferred securities)        97,782           110,576               -12%
Income tax expense                                                   24,450            39,976               -39%
Cumulative effect of change in accounting principle                       -            65,769              -100%
Net income attributable to common shareholders                       42,868           127,431               -66%

Weighted average shares outstanding                                 283,990           281,637                 1%

Net income attributable to common shareholders (1)                $    0.15         $    0.45               -67%

Other Financial Data
Total capital expenditures                                           55,188            47,752                16%
Free cash flow (2)                                                  133,340           145,583                -8%


(1)  Calculated based on weighted average shares outstanding.
(2) A reconciliation to the most comparable GAAP measure is presented at the end of these tables.

                         Citizens Communications Company
                          Financial and Operating Data
                                   (unaudited)

                                                                  For the quarter ended
                                                    ----------------------------------------------
                                                      March 31,          March 31,          %
(Dollars in thousands, except operating data)            2004               2003         Change
                                                    ---------------    ---------------  ----------

TELECOMMUNICATIONS
Select Income Statement Data
Revenue
     Access services                                     $ 161,483          $ 169,171         -5%
     Local services                                        212,742            214,273         -1%
     Long distance and data services                        79,005             77,683          2%
     Directory services                                     27,474             27,043          2%
     Other                                                  28,264             25,439         11%
        ILEC revenue                                       508,968            513,609         -1%
     Electric Lightwave                                     39,765             41,093         -3%
Total revenue                                              548,733            554,702         -1%

Expenses
     Network access expense                                 51,541             56,515         -9%
     Other operating expenses                              209,353            210,833         -1%
     Restricted stock based compensation                     2,873              1,356        112%
     Depreciation and amortization                         143,858            138,548          4%
Total expenses                                             407,625            407,252          0%

Operating Income
     ILEC                                                $ 138,718          $ 146,915         -6%
     ELI                                                     2,390                535        347%

Other Financial and Operating Data
     ILEC capital expenditures                           $  52,853          $  37,877         40%
     ELI capital expenditures                                1,762              1,147         54%
     ILEC depreciation and amortization                    138,023            132,355          4%
     ELI depreciation and amortization                       5,835              6,193         -6%

     ILEC access lines (1)                               2,375,629          2,435,246         -2%
     DSL subscribers                                       141,942             80,353         77%
     ILEC switched access minutes of use (in millions)       3,000              3,045         -1%
     ILEC average monthly revenue per average line       $   71.25          $   70.17          2%


(1) On April 1, 2003, we sold approximately 11,000 access lines in the state of North Dakota. This sale affects the comparability of data presented.

                         Citizens Communications Company
                          Financial and Operating Data
                                   (unaudited)

                                                        For the quarter ended
                                          ---------------------------------------------
                                            March 31,         March 31,         %
(Dollars in thousands)                         2004              2003        Change
                                          ---------------     -----------  ------------
GAS AND ELECTRIC SECTORS (1)

Select Income Statement Data
Revenue                                          $ 9,735        $ 97,160          -90%
Gas, electric energy and fuel oil purchased        5,523          56,704          -90%
Other operating expenses                           5,514          23,589          -77%
Restricted stock based compensation                    -              22         -100%
Operating income (loss)                           (1,302)         16,845         -108%

Other Financial Data
Capital expenditures                                 573           8,314          -93%


(1) The Gas Company in Hawaii division was sold on August 8, 2003, our Arizona gas and electric divisions were sold on August 11, 2003 and our Vermont transmission facilities were sold on December 2, 2003. The sales of these properties affect the comparability of data presented.


                         Citizens Communications Company
                    Condensed Consolidated Balance Sheet Data

(Dollars in thousands)                                        March 31, 2004
                                                               (unaudited)         December 31, 2003
                                                           ---------------------  --------------------
                               ASSETS
                               ------
Current assets:
    Cash and cash equivalents                                       $   648,012           $   583,671
    Accounts receivable and other current assets                        260,528               289,457
    Assets held for sale                                                 24,427                23,130
                                                           ---------------------  --------------------
      Total current assets                                              932,967               896,258

Property, plant and equipment, net                                    3,471,513             3,525,640

Other long-term assets                                                3,255,553             3,267,212
                                                           ---------------------  --------------------
           Total assets                                             $ 7,660,033           $ 7,689,110
                                                           =====================  ====================

                       LIABILITIES AND EQUITY
                       ----------------------
Current liabilities:
    Long-term debt due within one year                              $     7,082           $    88,002
    Accounts payable and other current liabilities                      433,696               437,225
    Liabilities related to assets held for sale                          10,742                11,128
                                                           ---------------------  --------------------
      Total current liabilities                                         451,520               536,355

Deferred income taxes and other liabilities                             877,332               880,693
Equity units                                                            460,000               460,000
Long-term debt (1)                                                    4,402,108             4,195,629
Manditorily Redeemable Convertible Preferred Securities (1)                   -               201,250
Shareholders' equity                                                  1,469,073             1,415,183
                                                           ---------------------  --------------------
           Total liabilities and equity                             $ 7,660,033           $ 7,689,110
                                                           =====================  ====================

(1) In accordance with FASB Interpretation No. 46R, the Manditorily Redeemable Convertible Preferred Securities are classified as debt effective January 1, 2004.


                         Citizens Communications Company
                      Condensed Consolidated Cash Flow Data
                                   (unaudited)
(Dollars in thousands)
                                                                          For the three months ended March 31,
                                                                        ---------------------------------------
                                                                               2004                2003
                                                                        -----------------  --------------------


Income before cumulative effect of change in accounting principle              $  42,868             $  61,662
Adjustments to reconcile net income to net cash
   provided by operating activities:
     Depreciation and amortization expense                                       143,858               138,548
     Gain on expiration/settlement of customer advances                          (24,182)               (6,165)
     Gain on capital lease termination                                                 -               (40,703)
     Other                                                                        44,638                47,010
                                                                        -----------------  --------------------
Net cash provided by operating activities                                        207,182               200,352

Cash flows from investing activities:
     Proceeds from sales of assets, net of selling expenses                            -                   553
     Capital expenditures                                                        (55,188)              (47,752)
     Other                                                                             -                   (22)
                                                                        -----------------  --------------------
Net cash used in investing activities                                            (55,188)              (47,221)

Cash flows from financing activities:
     Long-term debt payments                                                     (93,560)              (89,438)
     Other                                                                         5,907                  (947)
                                                                        -----------------  --------------------
Net cash used in financing activities                                            (87,653)              (90,385)

Increase in cash and cash equivalents                                             64,341                62,746
Cash and cash equivalents at January 1,                                          583,671               393,177
                                                                        -----------------  --------------------

Cash and cash equivalents at March 31,                                         $ 648,012             $ 455,923
                                                                        =================  ====================


                                                                                                     Schedule A

                  Reconciliation of Non-GAAP Financial Measures

                                                                            For the quarter ended March 31,
                                                                     --------------------------------------------
    (Dollars in thousands)                                                  2004                      2003
                                                                     ------------------        ------------------

    Net Income to Free Cash Flow ;
    ------------------------------
       Net Cash Provided by Operating Activities
    --------------------------------------------

    Net income                                                           $  42,868                 $ 127,431

     Add back:
        Depreciation and amortization                                      143,858                   138,548

        Income tax expense                                                  24,450                    39,976

        Restricted stock based compensation                                  2,873                     1,378

    Subtract:
       Cash paid for income taxes                                              227                       310

       Investment and other income, net                                     25,294                    47,919

       Cumulative effect of change in accounting principle                       -                    65,769

       Capital expenditures                                                 55,188                    47,752

                                                                     ---------------           ------------------
    Free cash flow                                                         133,340                   145,583

     Add back:
        Deferred income taxes                                               20,991                    79,808

        Noncash (gains)/losses, net                                        (21,312)                  (44,911)

        Investment and other income/(loss)                                  25,294                    47,919

        Cash paid for income taxes                                             227                       310

        Capital expenditures                                                55,188                    47,752

    Subtract:
        Changes in current assets and liabilities                          (20,777)                   34,755

        Income tax expense                                                  24,450                    39,976

        Restricted stock based compensation                                  2,873                     1,378

                                                                     ---------------        ------------------
    Net cash provided by operating activities                            $ 207,182                 $ 200,352
                                                                     ===============        ==================
